                                                                    Exhibit 99.1

                             -----------------------
                             GovConnection, Inc.(TM)
                             -----------------------

GovConnection, Inc. (Public Sector) - (Cont'd.)

[_] Seasonality of business:
                           Q1              Q2                Q3               Q4              Total
                           --              --                --               --              -----
..Federal                   15%             17%               33%              35%              100%
..Education                 19              29                31               21               100
..State and Local           20              31                26               23               100


[_] Number of sales representatives - 110 (as of June 20, 2002)
[_] 2001 annual sales - $289.7 million

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                                                                   PC Connection
--------------------------------------------------------------------------------

PURSUING LARGE MARKET OPPORTUNITIES

--------------------------------------------------------------------------------
                                                      Pro Forma       Company
                                       Market/(1)/    Net Sales       Market
Company Segments                      Opportunity     2001/(2)/       Share
--------------------------------------------------------------------------------
Small- and Medium-Sized Businesses      $100,000       $  891          0.89%
--------------------------------------------------------------------------------
Government & Education                    50,000          290          0.58%
--------------------------------------------------------------------------------
Large Corporate Accounts                 100,000          219          0.22%
--------------------------------------------------------------------------------
                                        $250,000       $1,400          0.56%
--------------------------------------------------------------------------------

/(1)/  IDC and PC Connection estimates

/(2)/ The pro forma net sales assumes the acquisition of MoreDirect had taken place January 1, 2001

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                                                                   PC Connection
--------------------------------------------------------------------------------

CONSOLIDATED SALES MIX BY SEGMENT

($ in thousands)                            2002
-------------------------------------------------------------------------
                                                               Sequential
                                    Q2             Q1          % Change
-------------------------------------------------------------------------


SMB                              $173,871        $185,552        (6.3)%
Public Sector                      64,468          50,608         27.4%
Large Account/(1)/                 57,101          51,258         11.4%
-----------------------------------------------------------------------
    Total                        $295,440        $287,418          2.8%
-----------------------------------------------------------------------

/(1)/  Assumes MoreDirect was acquired as of January 1, 2002

-------------------------------------------------------------------------
                                                            PC Connection
-------------------------------------------------------------------------

---------------------------------------------------------------
                      GovConnection(TM)
---------------------------------------------------------------

SALES MIX BY SECTOR


($ in thousands)                    2002
---------------------------------------------------------------
                                                     Sequential
                           Q2            Q1          % Change
                          -------------------------------------
Federal                   $26,868       $24,119        11.4%
Education                  30,453        21,182        43.8%
State & Local               7,147         5,307        34.7%
---------------------------------------------------------------
    Total                 $64,468       $50,608        27.4%
---------------------------------------------------------------

---------------------------------------------------------------
                                                  PC Connection
---------------------------------------------------------------

CONSOLIDATED PRODUCT MIX /(1):/

---------------------------------------------------------------------------------------------------------------------------
($ in thousands)                                                             2002
---------------------------------------------------------------------------------------------------------------------------
                                                       % of Net                             % of Net           % Sequential
                                   Q2                    Sales           Q1                   Sales               Change
---------------------------------------------------------------------------------------------------------------------------
Notebooks                        $44,686                 15.13%        $42,962                  14.95%              4.01%
Desktops                          46,013                 15.57          46,253                  16.09              (0.52)
Storage Devices                   28,437                  9.63          30,485                  10.61               (6.7)
Software                          41,265                 13.97          36,192                  12.59              14.02
Networking Communications         24,743                  8.38          24,599                   8.56               0.59
Printers                          27,386                  9.27          25,203                   8.77               8.66
Videos & Monitors                 28,210                  9.55          29,611                  10.30               4.73
Memory                            10,419                  3.52           9,698                   3.37               7.43
Accessories/Other                 44,281                 14.98          42,415                  14.76               4.40
                                -------------------------------------------------------------------------------------------
                                $295,440                100.00%       $287,418                 100.00%              2.79%
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes MoreDirect was acquired as of January 1, 2002

--------------------------------------------------------------------------------
                                                                   PC Connection
--------------------------------------------------------------------------------

IMPROVE SALES PRODUCTIVITY

($ in thousands)
                                                           Average Productivity
                                                           --------------------
                               Pro Forma        Sales
                               Net Sales        Reps       Annual
Company Segments                 2001          Annual      2001 /(1)/    Target
-------------------------------------------------------------------------------

Small- and Medium-Sized
Businesses                   $  891,233          425        $2,097       $3,000
Government & Education          289,718           88         3,292        3,500
Large Corporate Accounts        219,002           63         3,476        4,000
-------------------------------------------------------------------------------
Total/Average                $1,399,953          576         2,430        3,200
-------------------------------------------------------------------------------

/(1)/ The pro forma information assumes the acquisition of MoreDirect had taken place January 1, 2001


-------------------------------------------------------------------------------
                                                                 PC Connection
-------------------------------------------------------------------------------

2001 PRO FORMA/(1)/
COMBINED INCOME STATEMENT
($ in thousands, except per share data)

----------------------------------------------------------------------------------------------------
                                         Historical
----------------------------------------------------------------------------------------------------
                                                                    Pro Forma             Pro Forma
                                                                   Adjustments             Combined
                               PC Connection     MoreDirect           /(3)/                  /(1)/
                               ---------------------------------------------------------------------
Net Sales                            $1,180,951       $219,002                         $1,399,953
Gross Profit                            131,152         23,370                            154,522
Operating Income/(2)/                    13,644         11,522        $  630               24,536
Net Income/(2)/                           8,538         10,704         4,080               15,162
EPS                                      $ 0.34         $ 0.43        $ 0.16               $ 0.61
----------------------------------------------------------------------------------------------------

/(1)/ The pro forma information assumes the acquisition of MoreDirect had taken place January 1, 2001.
/(2)/ Before restructuring costs and other charges, including stock-based compensation expense for MoreDirect, Inc.
/(3)/ Based on preliminary estimates; subject to change.

--------------------------------------------------------------------------------
                                                                   PC Connection
--------------------------------------------------------------------------------

CONSOLIDATED KEY RATIOS
($ in thousands)

--------------------------------------------------------
                                             2002
--------------------------------------------------------
                                        Q2         Q1
                                     -------------------
Inventory Turns                          27.4      18.9
Inventory Days                           12.0      15.9
Days Sales Outstanding                   51.7      58.0
Days Payables Outstanding                31.2      25.5
Working Capital Days                     20.9      29.5
Operating Cash Flow                   $18,295    $8,830
--------------------------------------------------------

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                                                                   PC Connection
--------------------------------------------------------------------------------

PROFIT IMPROVEMENT INITIATIVES -
RECENT RESULTS

-----------------------------------------------------------------------------
                                                                  (Aug. YTD)
                                                  2001               2002
                                              -------------------------------
[_]Freight Contracts/Cost Reductions          $2,680,000            $200,000
[_]Telecommunications                            930,000             164,000
[_]Facilities                                    575,000             514,000
[_]Advertising/Catalogs                        1,150,000             125,000
[_]Supply Chain and Distribution                 440,000             379,000
[_]Process Change/Staff Reductions               410,000           1,529,000
[_]Other                                         345,000             400,000
-----------------------------------------------------------------------------
        TOTAL                                 $6,530,000          $3,311,000
-----------------------------------------------------------------------------

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                                                                   PC Connection
--------------------------------------------------------------------------------

SG&A AS A PERCENTAGE OF SALES

                (% Margin)

 1997             10.1%*
 1998              9.1%
 1999              8.5%
 2000              8.6%
 2001             10.0%*
Q1 02             11.6%
Q2 02             10.5%*

* Excludes special charges

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                                                                 PC Connection
--------------------------------------------------------------------------------

HEADCOUNT - NON-ACCOUNT MANAGERS

            SMB - Non-Account   MD - Non Account    GovC - Non-Account
                Managers            Managers            Managers

Q4 01             790                                      57             847
Q1 02             758                                      69             827
Q2 02             727                 46                   73             846
July-02           710                 45                   73             828

--------------------------------------------------------------------------------
                                                                   PC Connection
--------------------------------------------------------------------------------

HEADCOUNT - ACCOUNT MANAGERS

           SMB - Account   GovC - Account    MD - Account
              Managers        Managers         Managers

Q4 01           376              88                             464
Q1 02           350             118                             468
Q2 02           339             110              72             521
July-02         334             111              70             515

--------------------------------------------------------------------------------
                                                                   PC Connection
--------------------------------------------------------------------------------

PROFIT IMPROVEMENT TARGETS

----------------------------------------------------
                                              $
          Current Initiatives           Opportunity
----------------------------------------------------
Further staff reduction                 $1,500,000
----------------------------------------------------
Inbound freight management                 150,000
----------------------------------------------------
Ohio workers comp                          100,000
----------------------------------------------------
Packaging/labeling                         100,000
----------------------------------------------------
Telecommunications                          75,000
----------------------------------------------------

--------------------------------------------------------------------------------
                                                                   PC Connection
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        $
                        Current Initiatives                        Opportunity
--------------------------------------------------------------------------------
Facilities (Marlboro/Dover - sublease and/or space reduction)        $500,000
--------------------------------------------------------------------------------
Negotiate paper /processing contract                                  150,000
--------------------------------------------------------------------------------
Serial number masking                                                 150,000
--------------------------------------------------------------------------------
AP recovery audit                                                     100,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   PC Connection
--------------------------------------------------------------------------------